UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities

Exchange Act of 1934

Date of Report (Date of earliest event reported): October 27,  2017

Vermillion, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-34810	33-0595156
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

12117 Bee Caves Road, Building Three, Suite 100, Austin, TX  78738

(Address of principal executive offices, including zip code)

512.519.0400

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01.Other Events.

Vermillion, Inc. (the “Company”) is filing this Current Report on Form 8-K to amend Exhibit 23.1 (the “Original Exhibit 23”) to the Company’s Annual Report on Form 10-K for the year ended December 31, 2016, filed by the Company with the Securities and Exchange Commission on March 30, 2017 (the “Form 10-K”).  In the Original Exhibit 23, the Company’s independent registered public accounting firm, BDO USA, LLP, consented to the incorporation by reference into various of the Company’s registration statements of its report dated March 30, 2017 that is included in the Form 10-K.  In the Original Exhibit 23, reference to the Company’s Registration Statement on Form S-3 (File No. 333-189929) was inadvertently omitted. The revised and updated consent attached hereto as Exhibit 23.1 (the “Revised Exhibit 23”) supersedes and replaces the Original Exhibit 23. The Revised Exhibit 23 does not change any previously reported financial results or any other disclosures contained in the Form 10-K.

Item 9.01.Financial Statements and Exhibits.

(d)Exhibits

Exhibit Number	Description
23.1	Consent of BDO USA, LLP, Independent Registered Public Accounting Firm

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Vermillion, Inc.

Date: October 27, 2017	By:	/s/Eric J. Schoen
Eric J. Schoen
Senior Vice President, Finance and Chief Accounting Officer